UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2018

Apollo Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On December 4, 2018, Apollo Acquisition Corp. (the “Registrant” or “Company”) received a written resignation from Dave Banerjee CPA, a Professional Accountancy Corporation (“DB”), as its independent registered public accounting firm, effective December 14, 2018.

The reports of DB on the financial statements of the Registrant for the years ended June 30, 2018 and June 30, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2018 and June 30, 2017, there have been no:

(i) disagreements with DB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or

(ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided DB with a copy of this Form 8-K, and requested that DB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements and, if not, stating the respects in which it did not agree. On January 16, 2019, DB delivered written correspondence to the Company stating that it is in agreement with such disclosures. A copy of such letter addressed to the Securities and Exchange Commission will be filed with an amendment to this Form 8-K upon receipt thereof.

(b) New independent registered public accounting firm

Effective as of December 12, 2018, the Board of Directors of the Registrant engaged DylanFloyd Accounting & Consulting (“DylanFloyd”) as the Registrant’s independent registered public accountant effective immediately.  In deciding to select DylanFloyd, the Board of Directors reviewed auditor independence issues and existing commercial relationships with DylanFloyd and concluded that DylanFloyd has no commercial relationship with the Company that would impair its independence for the fiscal year ended June 30, 2019.  During the Registrant's two most recent fiscal years and the subsequent interim periods through September 30, 2018 and December 31, 2018, the Registrant did not consult with DylanFloyd with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

The foregoing text of this Item 4.01 is qualified in its entirety by the fully executed Engagement Agreement, attached hereto as Exhibit 16.1.  The terms of the Agreement are incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

16.1Fully executed Engagement Agreement between DylanFloyd Accounting & Consulting and Apollo Acquisition Corp., dated December 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ACQUISITION CORP.

Date: January 25, 2019	By	/s/ Jianguo Xu
Jianguo Xu
Chief Executive Officer and Chief Financial Officer